First Quarter 2020 Financial Results & Business Update April 29, 2020 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects, including the sufficiency of the company’s capital and liquidity position to advance its business objectives; the potential therapeutic and commercial value of the company’s marketed and development products; the company’s expectations regarding the impact of COVID-19 on its business; the company’s expectations regarding its ability to adapt its business to the evolving COVID-19 pandemic, mitigate its impacts on the business and maintain business continuity, including the company’s ability to protect the safety and well-being of its employees, to continue to operate its manufacturing facilities and support uninterrupted supply of its medicines and patient and healthcare provider access to such medicines, to continue its ongoing clinical trials and other development activities, and to otherwise advance its business objectives; expectations concerning future regulatory activities and interactions including expected timing of the U.S. Food and Drug Administration’s (“FDA”) target Prescription Drug User Fee Act (“PDUFA”) action date for, and potential approval of, the new drug application for ALKS 3831 and the related advisory committee meeting with the FDA; expectations concerning future development activities, including activation of ex-U.S clinical sites for the ALKS 4230 program; and expectations concerning the company’s commercial activities, including its adapted commercial strategy in response to COVID-19 and preparations for the potential launch of ALKS 3831. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks, assumptions and uncertainties include, among others: the impacts of the COVID-19 pandemic and efforts to mitigate its spread on the company’s business, results of operations or financial condition, including impacts on the vendors or distribution channels in its supply chain, impacts on its ability to continue to manufacture its products, impacts on its ability to continue its discovery activities, impacts on the conduct of its clinical trials, including with respect to enrollment rates, availability of investigators and clinical trial sites or monitoring of data, impacts on healthcare systems that serve people living with opioid dependence, alcohol dependence and schizophrenia and on patient and healthcare provider access to the company’s medicines, impacts on the regulatory agencies with which the company interacts in the development, review, approval and commercialization of its medicines, impacts on reimbursement for its products, including its Medicaid rebate liability, and for services related to the use of its products, and impacts on the U.S., Irish and/or global economies more broadly; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the adequacy of the company’s filings or the data included in the company’s filings to support the FDA’s requirements for approval of the proposed indications; the company’s development activities may not be completed on time or at all; the results of the company’s development activities may not be positive, or predictive of real-world results or of results in subsequent trials, and preliminary or interim results of the company’s development activities may not be predictive of final results of such activities, results of future preclinical or clinical trials or real-world results; regulatory submissions may not occur or be submitted or approved in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net (loss) income. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on April 29, 2020. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Introduction Sandy Coombs, VP, Investor Relations COVID-19 Update Richard Pops, Chief Executive Officer Q1 2020 Commercial Review Todd Nichols, SVP, Sales and Marketing Q1 2020 Financial Results; 2020 Financial Outlook Jim Frates, Chief Financial Officer Business Update Richard Pops, Chief Executive Officer Agenda

Operational Priorities in Response to COVID-19 Protecting the Well-Being of Employees Remote work policy for those who can carry out responsibilities remotely Virtual customer engagements for field-based personnel Additional employee safety precautions in labs and manufacturing facilities Business Continuity Preserve ability to supply: VIVITROL®, ARISTADA® & ARISTADA INITIO® Third-party commercial products Investigational product for ongoing clinical trials Innovation Find streamlined ways of working Develop new best practices that may have a lasting positive impact 1 2 3

Net Sales From Proprietary Commercial Medicines Proprietary Commercial Product Net Sales ($M)

VIVITROL® Performance Q1 year-over-year net sales growth of 14% to $78.8M, driven by unit growth of 13% Gross-to-net deductions: 49% in Q1’20, compared to 49% in Q1’19 and 48% in Q4’19 Sequential decrease in net sales driven by seasonal inventory drawdown in Q1’20 VIVITROL Quarterly Net Sales ($M)

ARISTADA® Performance Q1 year-over-year net sales growth of 68% to $51.0M, driven by unit growth of 70% Growth reflects strong underlying demand and the impact of the significant inventory drawdown in Q1’19 Gross-to-net deductions: 52% in Q1’20, compared to 49% in Q1’19 and 51% in Q4’19 Sequential decrease in net sales driven by seasonal inventory drawdown in Q1’20 ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO®

ARISTADA®: Prescription Growth Trends Q1 year-over-year growth of 43% on TRx months of therapy (MOT) basis Compared to overall atypical long-acting injectable (LAI) market growth of 13% Q1 sequential growth of 7% on TRx MOT basis Compared to overall atypical LAI market growth of 2% Market share: NRx: 10% of atypical LAI market prescriptions (MOT) in March 2020 ARISTADA Quarterly TRx MOT Source: IMS NPA

Adapted Commercial Strategy in Response to COVID-19 Transitioned customer engagement strategy to a virtual model Advance digital capabilities while continuing to support broad access to VIVITROL®, ARISTADA® and ARISTADA INITIO® Dedicated to supporting evolving needs of healthcare providers and patients Virtual educational materials Support in navigating reimbursement Increased patient services resources Expansion of injection site network Updates to provider locators

Q1 2020 Financial Results Summary

First Quarter 2020 Revenue Summary In millions, except % Q1’20 Q1’19 ∆ Q1’20 vs. Q1’19 VIVITROL® $78.8 $69.2 14% ARISTADA® $51.0 $30.3 68% Manufacturing & Royalty Revenue $116.3 $108.9 7% R&D Revenue $0.2 $14.7 (98%)* Total Revenue $246.2 $223.1 10% Amounts in the table above do not sum due to rounding. * R&D revenues related to reimbursement for VUMERITY® development expenses largely concluded in Q4’19 following FDA approval

2020 Financial Outlook Well-positioned financially with sufficient capital and liquidity to advance business objectives Cash, cash equivalents and total investments of $549.7M at March 31, 2020 Cash on hand significantly exceeded the company’s total debt outstanding of $276.6M under its term loan, which matures in March 2023 2020 financial expectations* withdrawn Due to uncertainties regarding the impact of the COVID-19 pandemic, Alkermes cannot reasonably estimate the extent of the impact that the pandemic will have on Alkermes’ operating and financial results for 2020* * Financial expectations for 2020 provided by the company in its Current Report on Form 8-K filed with the SEC on Feb. 13, 2020.

ALKS 3831 ALKS 4230 Selective HDAC Inhibitors Research and Development Pipeline: Status and Priorities Prescription Drug User Fee Act (PDUFA) target action date: Nov. 15, 2020 Preparing for Advisory Committee meeting anticipated in Fall 2020 Patient enrollment ongoing in ARTISTRY-1 and ARTISTRY-2 Activation of select ex-U.S. sites primarily in the Asia Pacific region and Europe expected in Q2’20 Maintain momentum and prepare for IND- enabling activities Ongoing Clinical Studies COVID-19 Impact and Response Focus on supporting treatment continuity and ensuring patient safety Frequent communication with investigators regarding impact of the current environment on conduct of clinical trials Ongoing studies continuing with appropriate precautions; COVID-19 has impacted enrollment rates and timelines of certain clinical trials

2020 Key Objectives Drive growth of VIVITROL® and ARISTADA® through commercial execution Prepare for potential launch of ALKS 3831 for the treatment of schizophrenia and the treatment of bipolar I disorder Advance the development of ALKS 4230 in oncology

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